UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

      Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY10151

     Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2011 – December 31, 2011

Item 1. Reports to Shareholders.

Royce Capital Fund– Micro-Cap Portfolio Royce Capital Fund– Small-Cap Portfolio	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2011

	Average Annual Total Returns					Annual
						Operating
Fund	One-Year	Five-Year	10-Year	Since Inception (12/27/96)		Expenses

Royce Capital Fund–Micro-Cap Portfolio	-12.10%	1.27%	7.85%	11.75%		1.37%

Royce Capital Fund–Small-Cap Portfolio	-3.28	2.35	7.91	11.04		1.06

Russell Microcap Index	-9.27	-3.75	4.63	n.a.	[1]	n.a.

Russell 2000 Index	-4.18	0.15	5.62	6.31	[2]	n.a.

[1] Data for the Russell Microcap Index goes back only to 2000.
[2] Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Series of Royce Capital Fund invest primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio may invest up to 35% of its net assets in foreign securities and Royce Capital Fund–Small-Cap Portfolio may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index.

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Table of Contents

Annual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

Annual Report to Shareholders	7

This page is not part of the 2011 Annual Report to Shareholders | 1

Charles M. Royce, President

When used in a financial context, the
technical definition of ‘correlation’ is
“a statistical measure of how two
securities move in relation to one
another.” Recently, this typically
obscure data point has moved into the
lexicon of mainstream investors as it
aptly describes the sort of stock market
returns that we have experienced over
the last few years. That is, returns
have been highly “correlated” as the
majority of stocks, irrespective of
sector, industry, market cap, nation of
origin or ostensible investment profile
(i.e., value or growth), have either
done well, as in 2009 and 2010, or
poorly, as they did in 2008 and 2011.

Why is correlation important?
Correlated markets present definite
challenges for disciplined contrarian
investors like ourselves. There is
simply not much incremental reward
for the contrary stance when share
prices are rising or falling more
or less indiscriminately throughout
the world’s stock markets. Our
practice is to go against the grain
by investing in companies or
industries that most investors are
neglecting while we ignore trendy
or fast-growing segments of the
market that others are championing.

Continued on page 4...

Letter to Our Shareholders

Capitulation
A few years ago, we wrote that markets resemble Tolstoy’s families: All the happy ones are alike, and all the unhappy ones are unhappy in their own way. The past calendar year’s stock market results, which place it mostly, but not entirely, in the “unhappy” category, offer a striking example. One only has to compare it to recent years of poor performance to see its singularity. In 2008, stock markets across the globe cratered as part of a global financial crisis that saw once-mighty titans of Wall Street collapse. The crisis also had the effect of worsening both a correction in housing prices and a worldwide recession. (Of course, much of the globe’s current difficulties in capital markets and economies can be traced back to this event.) The crisis saw a widespread exit from stocks, with major indexes in the U.S. and elsewhere posting sizable double-digit losses for the year. Earlier in the decade, 2002 saw mostly negative results as the exploding Internet Bubble and the lingering effects of the events of 9/11 led many investors to sell equities. Results were mostly negative, but within a much larger range, depending on one’s exposure to Technology and related areas.
    We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which weren’t nearly as bad as one might think, but for its daily drama of extreme volatility. The days between late April and the end of the year saw increasing numbers of investors opting to get out of equities, and stay out, which resulted in a large-scale capitulation that rivaled anything we have seen during other recent bearish periods, when results were far, far worse. This last point made the past year as fascinating as it was frustrating. Investors fled or avoided stocks for many reasons—because they lacked confidence in

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political leaders both here at home and abroad to deal effectively with the challenges of stimulating the economy and responsibly coping with enormous debt; because they couldn’t bear the barrage of headlines with their seemingly endless parade of bad news; and because they simply ran out of patience with the daily jumps and dives of a market struggling to make sense of it all.
    Absent from this list is the state of the companies themselves. We would humbly suggest that the most relevant reasons why one would choose to invest in a business—its merits as a company, its prospects and the relationship these have to its stock price—were largely, if not wholly neglected through the market’s most tumultuous months. Again, this was unlike 2002, which for many Internet companies was an “Emperor’s New Clothes” moment, and 2008, when the threat was systemic and fundamentals were, at least at the most tense moments, irrelevant. The disconnect between stock prices and fundamentals for many companies, including many small-caps, remains wide as we enter 2012. While this created no end of short-term disappointments for us—2011 being one of the most challenging years for The Royce Funds in our history—it has also provided ample seeding for what we hope will be a bountiful harvest in the years to come. Following a recap of 2011 performance, we will offer a more detailed explanation of our optimism below.

We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which weren’t nearly as bad as one might think, but for its daily drama of extreme volatility.

Correlation

Perhaps the most notable thing about 2011 was how little returns shifted in the U.S. markets. High volatility was the order of the day through much of the year across most of the globe and was very much in evidence between August and the end of December. However, by the time the year ended, the major U.S. indexes posted returns that felt less like a bang than a whimper. After a solidly positive first half, the small-cap Russell 2000 Index came through the wild second half with a loss of 9.8%. For the same period, its large-cap counterparts, the Russell 1000 and S&P 500 Indexes, lost less, down 4.6% and 3.7%, respectively, while the more tech-laden Nasdaq Composite declined 6.1%.
    These single-digit declines belie the tortuous road of the year’s last six months. During the third quarter, each of the aforementioned indexes suffered significant double-digit losses, with the Russell 2000 down 21.9%, the Russell 1000 falling 14.7%, the S&P 500 off 13.9% and the Nasdaq losing 12.9%. Fears of European defaults and the possibility of a double-dip recession in the U.S. were factors, though U.S. and European investors may well have been more motivated to sell based on their utter lack of confidence in the abilities of the developed world’s political leaders to meet the challenges of economic stagnation and staggering government debt. When some progress seemed to be made on these fronts, share prices rebounded through much of the fourth quarter. The bull run was dominated by an October rally just as the third-quarter downturn was primarily driven by a disastrous August and September. Each major index finished the fourth quarter with double-digit gains. Small-caps led the way in

The disconnect between stock prices and fundamentals for many companies, including many small-caps, remains wide as we enter 2012.

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Our fundamental analysis seeks to
identify discounts when intrinsic value
becomes meaningfully detached from
stock prices. In general, we look for
well-managed businesses with pristine
financial profiles and histories of
high returns on invested capital that
are attractively priced on an absolute
basis. To find these attributes in
common often means that a company
has disappointed a set of shareholders
for any number of reasons such as poor
management execution, challenging
business conditions, increased
competition or earnings misses.

While still in an environment that
offers plenty of opportunity to
locate these kinds of companies,
often in industries that are falling
out of favor and/or are nearing
the bottom of a business cycle, our
efforts are not being rewarded as
distinctly. Markets where correlation
is more historically normal often
see us enjoying the fruits of earlier
contrarian investments that fit the
profile we described. This combination
of reaping the benefits of previous
efforts while repositioning for the
future has historically led to long-term
performance differentiation
versus both small-cap indexes and
peers. Yet a correlated market can
constrict both kinds of opportunity.

There are two other, related challenges:
Highly correlated up markets tend to
reward passively managed index funds
and ETFs (Exchange Traded Funds)
because of their inherently lower
fee structure and fully invested status.

Continued on page 6...

Letter to Our Shareholders

this dynamic period, gaining 15.5%, compared to a gain of 11.8% for both the Russell 1000 and S&P 500 Indexes, and 7.9% for the Nasdaq. Yet after all the Sturm und Drang in 2011—in its second half in particular—here is where the four domestic indexes wound up for the calendar year: The Russell 2000 fell 4.2%, the Russell 1000 gained 1.5%, the S&P 500 climbed 2.1%, and the Nasdaq lost 1.8%. After a year of prices leaping and crashing, the U.S. stock markets did not move much at all. Were the bullish October and the less wildly volatile months of November and December positive signs that investors were beginning to pay less attention to headlines and more to company fundamentals? We would like to think so, but this remains an open question.
    The ongoing possibility of government defaults in Portugal, Italy, Ireland, Greece, and Spain, as well as the resulting economic slowdown that gripped much of Europe, continued to weigh heavily on the minds of investors in the second half. This anxiety was reflected in the larger calendar-year losses for global, international and European indexes. The Russell Global ex-U.S. Small Cap Index finished the year down 18.7%, behind its large-cap sibling, the Russell Global ex-U.S. Large Cap Index, which declined 13.8%. Each enjoyed a modestly positive first half, up 0.8% and 4.1%, respectively, before succumbing to the same woes that afflicted the U.S. markets in the third quarter. The Russell Global ex-U.S. Small Cap was down 19.4% and its large-cap equivalent lost 20.1% in the third quarter. So far, so close to their U.S. compeers. Yet the non-U.S. markets lagged behind considerably in the fourth quarter, with the Russell Global ex-U.S. Small Cap gaining a paltry 0.1% and its large-cap sibling climbing 3.6%. It remains to be seen whether this was a temporary phenomenon, a sign that the global economy outside the U.S. remains weak, or was evidence that the U.S. economy, for all its struggles, remains fundamentally strong on both an absolute and relative basis.
    U.S. mid-cap stocks acquitted themselves well enough, though they did not lead the market in the second half as they did in the first, when the Russell Midcap Index gained 8.1%. The mid-cap index slid 18.9% in the third quarter before rebounding 12.3% in the fourth. For the year as a whole, the Russell Midcap was down 1.6%. As measured by the Russell Microcap Index, domestic micro-cap stocks continued to struggle, which was unsurprising in a market that saw investors growing less and less comfortable with risk through the beginning of October. After finishing the first half with a 3.1% gain, the micro-cap index declined 22.7% in the third quarter. So while its fourth-quarter gain of 13.8% was strong, it was not enough to shore up earlier losses. The Russell Microcap Index closed out 2011 with a 9.3% loss.

Contention
As we take the measure of the micro-cap, small-cap and mid-cap universe, we like much of what we see. We remain disciplined, bottom-up stock-pickers with a time horizon measured in years, so our sights are trained squarely on the long run. From that vantage point, we see a strong case to be made for investing in equities. What

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has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe, and certainly here in the U.S., successfully navigated the recession and have been effectively managing their way through the current slow-growth economy. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent. So we expect that as the economy continues to grow and political leaders finally begin to implement workable policies, more investors will begin to notice that fundamentals are strong throughout the equity world, which should help to usher in a solid decade for stocks, one that we suspect will feature frequent leadership rotation between asset classes and between higher quality and more speculative stocks.
     In our estimation, small-caps look very well-positioned to bounce back strong as part of a general upward move for equities. More specifically, some recent research has shown that high-quality small-caps, as measured by returns on invested capital (ROIC), are not only cheap on an absolute basis, but relative to their large-cap counterparts as well. There has been a lot of recent analysis devoted to showing that small-caps are statistically more expensive than large-caps, yet many of the companies that have been drawing our interest are not. It comes as no surprise, then, that we think this is a very opportune time for active small-cap management. Historically, when returns are both highly correlated and underwhelming, inefficiencies develop that we seek to use to our long-term advantage. We are confident that active small-cap managers can generate satisfactory absolute results when returns begin to differentiate again. As we detailed in a research paper on the importance of active small-cap management, consistency, discipline and a long-term investment horizon are critical to realizing the goal of strong absolute long-term results that, as a byproduct of that effort, have also beaten small-cap benchmarks. The last several years have certainly underscored the poor track record of predictions for markets and economies, but as equity returns become less closely correlated, we see the potential for active and disciplined small-cap management to succeed.

Conclusion
This is the environment for which we have been preparing. We invested in 2011 in much the same way that we have since 1972—with a disciplined, long-term approach that searches far and wide for what we deem are attractive prices for great companies. Historically, we have sought to use volatility as part of our arsenal of tactics. Highly volatile markets tend to create even greater opportunities because they drive share prices lower, and they do so with little or no regard for a business’s fundamentals. While this helped to create a host of short-term disappointments last year at the same time it presented us with a number of what we believe are very promising

What has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe, and certainly here in the U.S., successfully navigated the recession and have been effectively managing their way through the current slow-growth economy. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent.

We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.

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Correlated downturns can also
foster greater demand for these
same vehicles as investors become
frustrated with mounting losses. In
addition, investors, losing sight
of the long view, also tend to lose
their appetite for actively managed
products when short-term performance
differentiation is diminished.

Unsurprisingly, then, a correlated
market usually indicates a low
tolerance for risk. While this can
help over the long run—the rampant
selling during the last seven
months of 2011 created as large
a set of purchase opportunities as
we’ve seen in nearly three years—
it also equates to ample levels of
emotional and undifferentiated selling,
which hinders more established
positions from rising to price levels
that our analysis indicates they are
capable of attaining.

Throughout much of 2011, we
found ourselves building existing
positions and revisiting old favorites
at least as frequently as investing
in new companies. In all cases, our
purchases comprised high-conviction
ideas as we sought to ultimately
tap the inevitable differentiation
that occurs between corporate
performance and correlated investor
sentiment. While not necessarily
rewarding in the short run, taking
advantage of such mispricings remains
the best way we know of building
strong, long-term performance.

Letter to Our Shareholders

long-term opportunities. It is also important to point out that, though daily volatility was very high, monthly returns in 2011 were not as wildly out of sync with other years as the day-to-day drama might lead one to believe. We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2012

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Royce Capital Fund 2011 Annual Report to Shareholders | 7

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July–December 2011[1]			-14.49%

One-Year			-12.10

Three-Year			21.77

Five-Year			1.27

10-Year			7.85

Since Inception (12/27/96)			11.75

ANNUAL EXPENSE RATIO

Operating Expenses			1.37%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2011	-12.1%	2003	49.2%

2010	30.1	2002	-12.9

2009	57.9	2001	29.7

2008	-43.3	2000	18.5

2007	4.0	1999	28.1

2006	21.1	1998	4.1

2005	11.6	1997	21.2

2004	13.8

TOP 10 POSITIONS % of Net Assets

Rudolph Technologies			1.3%

Graham Corporation			1.2

GP Strategies			1.2

Total Energy Services			1.1

Marten Transport			1.1

Universal Stainless & Alloy Products			1.1

Global Power Equipment Group			1.1

Drew Industries			1.1

Canadian Energy Services & Technology			1.1

Olympic Steel			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			19.1%

Materials			14.0

Consumer Discretionary			13.7

Information Technology			13.4

Health Care			9.6

Energy			8.8

Financials			6.7

Consumer Staples			3.1

Telecommunication Services			1.5

Utilities			0.1

Miscellaneous			4.8

Cash and Cash Equivalents			5.2

Royce Capital Fund—Micro-Cap Portfolio

Manager’s Discussion
Micro-cap companies were challenged throughout the year by a highly correlated market, investors abandoning equities and a schizoid attitude toward risk. The end result was a particularly tough year that did not spare the diversified portfolio of Royce Capital Fund–Micro-Cap Portfolio (RCM). The Fund lost 12.1% in 2011, versus declines of 9.3% for its benchmark, the Russell Microcap Index, and 4.2% for the small-cap Russell 2000 Index for the same period. A solid showing in the year’s bullish first quarter gave way to a less satisfying second quarter, which added up to a first-half gain of 2.8% compared to 3.1% for the micro-cap index and 6.2% for the small-cap index.

     The third quarter ushered in a far more tumultuous market, which featured a hair-raising decline in August as worries about European debt and potential defaults, as well as the aftermath of the debt ceiling fiasco in the U.S., combined to send stock prices plummeting. While disappointing on an absolute basis, RCM’s results were in line with both indexes. The Fund was down 22.1% while the Russell Microcap Index fell 22.7% and the Russell 2000 declined 21.9%. The Fund’s relative advantage over its benchmark at the end of the third quarter disappeared as it failed to keep pace in the volatile, mostly bullish period that began in October. For the fourth quarter, RCM climbed 9.8% versus gains of 13.8% for the micro-cap index and 15.5% for the small-cap index. After keeping pace during the very dynamic month of October, the Fund ceded some ground in November and lost more in December, showing a negative return in the year’s final month while both indexes were slightly positive.

     RCM’s longer-term results were much better. In the last full market cycle period, from the previous micro-cap peak on April 5, 2004 to the most recent peak on July 12, 2007, the Fund gained 55.5%, ahead of both the Russell Microcap, which lost 31.7%, and the Russell 2000, which was up 46.5% for the same period. We emphasize market cycle results because they represent both an up and a down phase and because they played a role in RCM’s long-term edge over both indexes. For the periods ended December 31, 2011, the Fund outperformed the Russell Microcap for the three-, five- and 10-year periods while also beating the Russell 2000 for the three-, five-, 10-, 15-year and since inception (12/27/96) periods. (Data for the micro-cap index dates back only as far as 2000.) The Fund’s average annual total return since inception was 11.8%.
     After providing a performance boost for the Fund during 2009 and 2010, companies based overseas, or with significant exposure to foreign markets, hurt performance in 2011. On a sector level, Information Technology, Materials, Industrials, Financials and Consumer Staples

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Lumina Copper	0.78%

SMART Modular Technologies (WWH)	0.39

Heritage-Crystal Clean	0.37

TGC Industries	0.34

Fronteer Gold	0.29

[1]Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the results of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

    8  |  Royce Capital Fund 2011 Annual Report to Shareholders

Performance and Portfolio Review

made the largest negative impact. The first of these remains an area in which we see great potential, calendar-year disappointments notwithstanding. Tech stocks as a group have not rallied for an appreciable period since the bursting of the Internet bubble a decade ago. Prices of many micro-cap tech stocks have been attractively low for many of the ensuing years, and our interest in the sector remains high, based on the combination of strong fundamentals and attractive valuations. Still, we were frustrated by the number of poor performers, in particular those in the semiconductor industry, and, as we did in all sectors, worked to position the portfolio for better days.
     We sold our stake in Smith Micro Software in October. The company develops software and services primarily for enhanced mobile connectivity. Its business struggled in 2011, as a decline in its base connection management business faced competition from mobile hotspot technologies. We were initially patient, however, as we liked its market share, strong cash position and promising product pipeline. A series of missteps ensued, including delays in lining up new business and contracts, all of which contributed to a stock-price decline that led us to move on.

     Building our position through November, we had more confidence in the long-term prospects for AXT, which manufactures compound and single element semiconductor substrates. It has a promising business in high-brightness LED components, but macro factors, including a rocky market for semiconductor makers, kept its share price in more or less steady decline. We like its business, its management and its low-debt balance sheet. We also had confidence in the prospects for Sigma Designs, which makes integrated system-on-chip solutions for IPTV (Internet protocol television). It has suffered the typical fits and starts of many new, highly niche-based tech businesses. Also keeping investors away during 2011 was an absence of any exciting new developments in the IPTV business. Its pristine balance sheet and long-term potential drove our decision to add to our position at various times between March and December.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Smith Micro Software	-0.76%

US Gold	-0.58

AXT	-0.53

Sigma Designs	-0.46

Lincoln Educational Services	-0.44

[1]Net of dividends

     US Gold was at the top of a list of poor-performing metals & mining companies that were hurt by volatile precious metals prices and consequent inattention to mining businesses on the part of investors. The company was not helped by its position as a smaller player that has not yet made the transition from exploration to mine production. Lincoln Educational Services is a high-quality for-profit educator with a proven track record of career-based services in a variety of fields, including health sciences and automotive technology. It was caught up in a regulatory wave and the federal government’s generally sour attitude toward its industry. We added to our stake between May and November.

ROYCE CAPITAL–MICRO-CAP VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]			$340 million

Weighted Average P/E Ratio[2]			12.7x

Weighted Average P/B Ratio			1.4x

U.S. Investments (% of Net Assets)			63.7%

Non-U.S. Investments (% of Net Assets)			31.1%

Fund Net Assets			$596 million

Turnover Rate			35%

Number of Holdings			226

Symbol
Investment Class			RCMCX
Service Class			RCMSX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 12/31/11).

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RCM	1.27%	24.23	0.05

Russell Microcap	-3.75	25.29	-0.15

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2011 Annual Report to Shareholders   |  9

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-8.12%

One-Year			-3.28

Three-Year			16.37

Five-Year			2.35

10-Year			7.91

Since Inception (12/27/96)			11.04

ANNUAL EXPENSE RATIO

Operating Expenses			1.06%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2011	-3.3%	2003	41.1%

2010	20.5	2002	-13.8

2009	35.2	2001	21.0

2008	-27.2	2000	33.3

2007	-2.1	1999	8.2

2006	15.6	1998	8.9

2005	8.6	1997	17.1

2004	25.0

TOP 10 POSITIONS % of Net Assets

Allied World Assurance Company Holdings			3.0%

Jos. A. Bank Clothiers			2.9

Buckle (The)			2.9

Ascena Retail Group			2.9

Unit Corporation			2.7

MEDNAX			2.5

ManTech International Cl. A			2.5

Steven Madden			2.3

Atwood Oceanics			2.1

Applied Industrial Technologies			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			24.3%

Information Technology			18.5

Financials			16.6

Health Care			10.0

Energy			7.5

Industrials			5.3

Consumer Staples			5.2

Materials			1.9

Miscellaneous			2.7

Cash and Cash Equivalents			8.0

Royce Capital Fund—Small-Cap Portfolio

Manager’s Discussion
Royce Capital Fund–Small-Cap Portfolio’s (RCS) solid relative performance was not entirely satisfying on an absolute basis for the calendar year. The Fund was down 3.3% in 2011 versus a loss of 4.2% for its small-cap benchmark, the Russell 2000 Index, for the same period. In something of a silver lining, RCS earned its relative advantage over the small-cap index with a stronger performance during the highly tumultuous market in the second half of the year. The Fund began that half trailing the Russell 2000, having gained 5.3% between January and June versus a 6.2% increase for the benchmark in the first half of 2011.
      Small-cap stock prices began to slide following the new peak on April 29, 2011, but the most precipitous dips happened during the third quarter, with August and September especially bearish. RCS fell 16.8%, losing less than the Russell 2000, which declined 21.9% in the third quarter. After bottoming out in early October, the market rallied, though not enough for the Fund or its benchmark to post a positive return for the year. RCS was up 10.5% for the fourth quarter, while the Russell 2000 climbed 15.5%. For the entire 2011 downturn, which lasted from the late April peak through the 2011 low on October 3, the Fund was down 22.4% versus a loss of 29.1% for its benchmark. While we never welcome a negative calendar year result, we were pleased to see the Fund hold its value better than the small-cap index during the very volatile market that characterized much of 2011.

      We were even more satisfied with RCS’s longer-term results. Over the last full market cycle, from the previous small-cap market peak on July 13, 2007 through the new peak in late April, the Fund’s absolute and relative results were impressive—it rose 11.4% versus a gain of 6.6% for the Russell 2000. Measuring from the previous peak in July 2007 through the end of 2011, RCS was down 0.7% versus a loss of 7.8% for its benchmark. The Fund’s strong relative showings helped it to maintain a long-term advantage over the small-cap index. RCS outpaced the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/27/96) periods ended December 31, 2011. The Fund’s average annual total return since inception was 11.0%.
      Net gains and losses at the sector level were modest, though detractors had a larger impact. The Consumer Discretionary, Consumer Staples, Industrials and Energy sectors showed net gains for the year, but only the two Consumer areas made a substantial contribution. Many companies in these sectors were also strong first-half performers.

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Steven Madden	0.64%

Jos. A. Bank Clothiers	0.61

Ascena Retail Group	0.47

MAXIMUS	0.47

Nu Skin Enterprises Cl. A	0.46

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          10  |  Royce Capital Fund 2011 Annual Report to Shareholders

Performance and Portfolio Review

Steven Madden, which designs and sells footwear, handbags and accessories, first drew our attention with its strong balance sheet, steady earnings and positive cash flow from operations. The company has successfully added new brands to its own well-known name over the last few years by introducing its own or by purchasing others. Its core business in shoes has continued to produce strong results. After buying through much of the first quarter, we began to take gains in April and were mostly sellers through the early days of December. Still, it was a top-ten position at the end of 2011. We have long seen men’s clothier Jos. A. Bank Clothiers as the kind of poorly understood business that intrigues us. Its discount-driven business model tends to attract little Wall Street interest, as the company emphasizes net income over profit margins and willingly sacrifices price for volume. However, the company has enjoyed strong sales and positive earnings. It also carries very little debt on its balance sheet. Although we took some gains in the second half, it was RCS’s second-largest holding at the end of the period.
      Turning to those stocks that showed the most significant net losses in 2011, one gets a sense of how extremely volatile the market was, even as it finished the year having run in place to some extent. The top two detractors for the calendar year—Almost Family and LHC Group—occupied the same two spots at the end of June, though with larger respective net losses. Each company is in the business of providing home healthcare. We initially saw both as well-managed businesses in a potentially attractive niche that were trading cheaply because of uncertainty about how the Affordable Care Act would affect their industry. Facing the prospect of increased regulatory hurdles that could hurt margins for their industry, each stock continued to tumble in the second half. Although we thought that both could potentially survive in a post-ACA world (as long as new regulations did not depress margins too significantly), ongoing share price erosion chipped away at our confidence. We reduced our position in both companies during the second half.

     An asset management company with a longstanding expertise in money fund management, Federated Investors has paid a dividend since 1998 and has boosted it three times during the last five years. However, low interest rates and fee waivers have eaten into its profitability, with a consequent decline in its stock price. Regulations may be looming for money market funds, and interest rates are almost guaranteed to remain low for at least the intermediate term. However, we like the firm’s experience and think it is well positioned for success when the environment improves.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Almost Family	-1.01%

LHC Group	-0.88

Federated Investors Cl. B	-0.83

NCI Cl. A	-0.65

ManTech International Cl. A	-0.65

[1] Net of dividends

ROYCE CAPITAL–SMALL-CAP VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Average Market Capitalization[1]	$1,092 million

	Weighted Average P/E Ratio[2]	12.6x

	Weighted Average P/B Ratio	1.5x

	U.S. Investments (% of Net Assets)	81.5%

	Non-U.S. Investments (% of Net Assets)	10.5%

	Fund Net Assets	$731 million

	Turnover Rate	36%

	Number of Holdings	78

	Symbol
	Investment Class	RCPFX
	Service Class	RCSSX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/11).

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RCS	2.35%	21.46	0.11

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2011 Annual Report to Shareholders   |   11

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE

COMMON STOCKS – 94.8%

Consumer Discretionary – 13.7%
Auto Components - 1.5%
Drew Industries[1]	256,588	$6,294,104
Fuel Systems Solutions[1]	90,600	1,493,994
Motorcar Parts of America[1]	178,815	1,341,112

		9,129,210

Diversified Consumer Services - 1.5%
†ChinaCast Education[1]	571,700	3,498,804
Lincoln Educational Services	683,493	5,399,595

		8,898,399

Hotels, Restaurants & Leisure - 0.1%
Multimedia Games Holding Company[1]	106,295	843,982

Household Durables - 1.0%
Cavco Industries[1]	145,004	5,808,860

Internet & Catalog Retail - 0.9%
GS Home Shopping	24,200	2,436,806
Manutan International	35,900	1,570,469
Vitacost.com[1]	177,100	1,101,562

		5,108,837

Leisure Equipment & Products - 1.2%
Arctic Cat[1]	159,044	3,586,442
†Callaway Golf	440,912	2,438,244
Piscines Desjoyaux	210,000	1,394,296

		7,418,982

Media - 0.2%
Rentrak Corporation[1]	35,848	511,909
Saraiva SA Livreiros Editores	57,900	648,766

		1,160,675

Specialty Retail - 5.3%
Buckle (The)	76,025	3,107,142
Cato Corporation (The) Cl. A	124,300	3,008,060
†hhgregg[1,2]	185,043	2,673,871
Jos. A. Bank Clothiers[1]	63,570	3,099,673
Kirkland’s1	462,877	6,156,264
Lewis Group	231,000	2,293,532
Luk Fook Holdings (International)	315,300	1,100,177
Lumber Liquidators Holdings[1]	90,000	1,589,400
Shoe Carnival[1]	154,600	3,973,220
Stein Mart[1]	624,610	4,253,594

		31,254,933

Textiles, Apparel & Luxury Goods - 2.0%
LaCrosse Footwear	257,399	3,248,375
†Perry Ellis International[1]	321,312	4,569,057
True Religion Apparel[1]	83,300	2,880,514
Van de Velde	28,150	1,287,183

		11,985,129

Total (Cost $74,766,384)		81,609,007

Consumer Staples – 3.1%
Food Products - 1.9%
Asian Citrus Holdings	3,500,000	1,825,123
Binggrae	45,500	2,353,993
	SHARES	VALUE

Consumer Staples (continued)
Food Products (continued)
BioExx Specialty Proteins[1]	619,100	$97,233
†Legumex Walker[1]	342,000	1,731,917
Sipef	32,400	2,432,155
Super Group	2,538,000	2,573,124
†Waterloo Investment Holdings[1,3]	1,303,907	182,286

		11,195,831

Personal Products - 1.2%
Nutraceutical International[1]	125,500	1,420,660
†USANA Health Sciences[1,2]	189,500	5,755,115

		7,175,775

Total (Cost $18,255,229)		18,371,606

Energy – 8.8%
Energy Equipment & Services - 7.2%
Canadian Energy Services &
Technology	572,100	6,261,512
Dawson Geophysical[1]	119,129	4,709,169
GASFRAC Energy Services[1]	233,300	1,598,463
Geodrill[1]	614,600	1,387,563
Gulf Island Fabrication	174,688	5,102,636
Lamprell	1,118,300	4,666,566
OYO Geospace[1]	52,461	4,056,809
Tesco Corporation[1]	260,180	3,288,675
TGC Industries[1]	529,407	3,779,966
Total Energy Services	396,100	6,749,739
Union Drilling[1]	207,569	1,295,231

		42,896,329

Oil, Gas & Consumable Fuels - 1.6%
Gran Tierra Energy[1]	444,100	2,131,680
Sprott Resource[1]	1,128,300	4,396,910
Triangle Petroleum[1]	414,663	2,475,538
Uranium Resources[1,2]	551,225	400,189

		9,404,317

Total (Cost $34,263,031)		52,300,646

Financials – 6.7%
Capital Markets - 2.9%
CapMan Cl. B	756,000	988,238
Edelman Financial Group (The)	420,000	2,759,400
FBR & Co.[1]	575,709	1,180,203
Gluskin Sheff + Associates	207,300	3,033,956
GMP Capital	295,700	2,055,024
INTL FCStone[1]	217,378	5,123,600
U.S. Global Investors Cl. A	112,300	677,169
Westwood Holdings Group	44,427	1,623,807

		17,441,397

Commercial Banks - 0.6%
Bancorp (The)[1]	202,528	1,464,278
BCB Holdings[1]	1,303,907	546,741
Pacific Continental	178,800	1,582,380

		3,593,399

12 | Royce Capital Fund 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE

Financials (continued)
Diversified Financial Services - 0.3%
Hellenic Exchanges	369,300	$1,381,324

Insurance - 1.9%
American Safety Insurance Holdings[1]	135,000	2,936,250
†eHealth[1]	383,441	5,636,583
Navigators Group[1]	42,500	2,026,400
United Fire & Casualty	43,730	882,471

		11,481,704

Real Estate Management & Development - 1.0%
Kennedy-Wilson Holdings	524,814	5,552,532
Syswin ADR[1]	586,868	543,322

		6,095,854

Total (Cost $49,956,733)		39,993,678

Health Care – 9.6%
Biotechnology - 0.8%
Dyax Corporation[1]	717,416	975,686
Lexicon Pharmaceuticals[1]	1,932,971	2,493,533
Zogenix [1]	517,235	1,158,606

		4,627,825

Health Care Equipment & Supplies - 4.7%
Anika Therapeutics[1]	170,678	1,672,644
Cerus Corporation[1]	648,357	1,815,400
CryoLife[1]	258,805	1,242,264
Cynosure Cl. A1	222,800	2,620,128
Exactech[1]	214,868	3,538,876
Kensey Nash[1]	139,776	2,682,302
Merit Medical Systems[1]	186,035	2,489,148
STRATEC Biomedical	30,727	1,262,648
SurModics[1]	235,446	3,451,638
Syneron Medical[1]	454,485	5,031,149
Young Innovations	82,053	2,431,230

		28,237,427

Health Care Providers & Services - 1.5%
CorVel Corporation[1]	63,023	3,258,919
PDI [1]	478,720	3,087,744
U.S. Physical Therapy	121,960	2,400,173

		8,746,836

Health Care Technology - 0.7%
Transcend Services[1]	167,134	3,966,090

Life Sciences Tools & Services - 1.1%
†BG Medicine[1,2]	171,950	811,604
BioClinica[1]	292,123	1,241,523
EPS	2,000	3,850,851
Furiex Pharmaceuticals[1]	47,009	785,520

		6,689,498

Pharmaceuticals - 0.8%
Unichem Laboratories	403,200	900,471
Vetoquinol	150,000	4,115,716

		5,016,187

Total (Cost $57,866,232)		57,283,863

	SHARES	VALUE

Industrials – 19.1%
Aerospace & Defense - 0.3%
Ducommun	125,873	$1,604,881

Building Products - 1.5%
AAON	209,456	4,291,754
†Quanex Building Products	197,500	2,966,450
WaterFurnace Renewable Energy	112,500	1,718,282

		8,976,486

Commercial Services & Supplies - 1.3%
Courier Corporation	135,418	1,588,453
Ennis	231,449	3,085,215
†Viad Corporation	184,500	3,225,060

		7,898,728

Construction & Engineering - 1.7%
Layne Christensen[1]	137,100	3,317,820
Raubex Group	1,319,000	2,181,300
Severfield-Rowen	479,100	1,238,830
Sterling Construction[1]	317,947	3,424,289

		10,162,239

Electrical Equipment - 3.0%
Fushi Copperweld[1]	522,339	3,927,989
Global Power Equipment Group[1]	265,688	6,310,090
Graphite India	1,725,800	2,232,604
LSI Industries	502,413	3,014,478
Voltamp Transformers	254,000	2,181,038

		17,666,199

Machinery - 6.3%
Burckhardt Compression Holding	14,000	3,502,608
Foster (L.B.) Company Cl. A	116,576	3,297,935
FreightCar America[1]	181,591	3,804,331
Gorman-Rupp Company	44,670	1,212,791
Graham Corporation	313,678	7,038,934
Kadant [1]	165,331	3,738,134
Key Technology[1]	216,129	2,796,709
Pfeiffer Vacuum Technology	32,400	2,835,558
RBC Bearings[1]	102,544	4,276,085
Semperit AG Holding	127,713	4,917,455

		37,420,540

Marine - 0.4%
Baltic Trading	202,077	959,866
Euroseas	711,757	1,672,629

		2,632,495

Professional Services - 2.5%
CRA International[1]	176,706	3,505,847
Exponent[1]	90,368	4,154,217
GP Strategies[1]	519,700	7,005,556

		14,665,620

Road & Rail - 1.8%
Marten Transport	357,180	6,425,668
Patriot Transportation Holding[1]	207,440	4,501,448

		10,927,116

Trading Companies & Distributors - 0.3%
Houston Wire & Cable	133,400	1,843,588

Total (Cost $111,609,934)		113,797,892

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Annual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE

Information Technology – 13.4%
Communications Equipment - 2.3%
Anaren[1]	363,236	$6,036,982
Digi International[1]	332,010	3,705,232
KVH Industries[1]	258,000	2,007,240
Parrot[1]	83,573	1,875,570

		13,625,024

Computers & Peripherals - 1.0%
Novatel Wireless[1]	196,100	613,793
Super Micro Computer[1]	208,111	3,263,181
Xyratex	141,200	1,880,784

		5,757,758

Electronic Equipment, Instruments & Components - 2.3%
Diploma	541,785	2,858,209
Domino Printing Sciences	154,852	1,231,284
Electro Rent	127,600	2,188,340
Fabrinet[1]	163,569	2,237,624
Inficon Holding	15,153	2,484,363
Nice	184,814	571,677
Vaisala Cl. A	109,800	2,330,583

		13,902,080

Internet Software & Services - 0.9%
Envestnet[1]	129,400	1,547,624
†KIT digital[1,2]	143,905	1,215,997
Neurones	170,000	1,606,165
World Energy Solutions[1]	358,700	1,083,274

		5,453,060

Semiconductors & Semiconductor Equipment - 5.6%
Advanced Energy Industries[1]	436,600	4,684,718
ATMI[1]	252,000	5,047,560
AXT[1]	934,847	3,898,312
GSI Technology[1]	449,861	2,105,349
Integrated Silicon Solution[1]	485,700	4,439,298
†Mindspeed Technologies[1]	368,800	1,689,104
Rudolph Technologies[1]	831,741	7,701,922
Sigma Designs[1]	641,764	3,850,584

		33,416,847

Software - 1.3%
†Monotype Imaging Holdings[1]	209,217	3,261,693
VASCO Data Security International[1]	643,630	4,196,468

		7,458,161

Total (Cost $80,486,142)		79,612,930

Materials – 14.0%
Chemicals - 1.3%
Huchems Fine Chemical	145,000	2,511,068
†Quaker Chemical	70,281	2,733,228
Societe Internationale de Plantations d’Heveas	16,580	1,276,576
Victrex	73,000	1,242,524

		7,763,396

Metals & Mining - 12.7%
Alamos Gold	240,200	4,137,924
Allied Nevada Gold[1]	167,329	5,066,722
†Argonaut Gold[1]	323,000	2,203,534
	SHARES	VALUE

Materials (continued)
Metals & Mining (continued)
Bear Creek Mining[1]	482,600	$1,676,961
Castle (A.M.) & Co.[1]	229,663	2,172,612
Endeavour Mining[1]	1,472,900	3,513,273
Endeavour Silver[1]	544,100	5,283,211
Entree Gold[1]	873,700	1,048,440
†Franco-Nevada Corporation	23,526	895,635
†Franco-Nevada Corporation (Warrants)[1]	12,933	72,361
†Goldgroup Mining[1]	767,100	843,339
Great Basin Gold[1]	1,288,675	1,201,709
Horsehead Holding Corporation[1]	511,100	4,605,011
Imdex	1,555,892	2,944,029
International Tower Hill Mines[1]	277,000	1,207,720
Lumina Copper[1]	465,700	6,029,529
Olympic Steel	264,228	6,161,797
Phoscan Chemical[1]	2,968,200	917,773
Quaterra Resources[1]	895,000	474,405
†Revett Minerals[1,2]	133,341	629,370
Richmont Mines[1]	409,400	4,405,144
†Saracen Mineral Holdings[1]	2,972,548	2,280,242
†Scorpio Mining[1,2]	1,094,600	2,095,185
Silvercorp Metals	433,300	2,773,120
Synalloy Corporation	93,641	961,693
Torex Gold Resources[1]	1,009,000	1,693,634
Universal Stainless & Alloy Products[1]	171,350	6,401,636
US Gold[1]	804,196	2,702,099
Western Copper and Gold[1]	720,000	1,116,000

		75,514,108

Total (Cost $62,054,095)		83,277,504

Telecommunication Services – 1.5%
Diversified Telecommunication Services - 1.5%
Atlantic Tele-Network	138,342	5,402,255
Neutral Tandem[1]	312,330	3,338,808

Total (Cost $6,081,397)		8,741,063

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power[1]	1,352,300	544,239

Total (Cost $1,759,433)		544,239

Miscellaneous[4] – 4.8%
Total (Cost $36,222,193)		28,883,795

TOTAL COMMON STOCKS
(Cost $533,320,803)		564,416,223

14 | Royce Capital Fund 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

VALUE

REPURCHASE AGREEMENT – 5.3%
Fixed Income Clearing Corporation, 0.01% dated 12/30/11, due 1/3/12, maturity value $31,742,035 (collateralized by obligations of various U.S. Government Agencies, 0.20% due 9/14/12, valued at $32,540,000) (Cost $31,742,000)	$31,742,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.9%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0098%) (Cost $11,587,125)	11,587,125

TOTAL INVESTMENTS – 102.0%
(Cost $576,649,928)	607,745,348

LIABILITIES LESS CASH AND OTHER ASSETS – (2.0)%	(12,151,825)

NET ASSETS – 100.0%	$595,593,523

Royce Capital Fund–Small-Cap Portfolio

	SHARES	VALUE

COMMON STOCKS – 92.0%

Consumer Discretionary – 24.3%
Auto Components - 1.5%
Dorman Products[1]	302,263	$11,162,572

Hotels, Restaurants & Leisure - 0.8%
International Speedway Cl. A	240,154	6,087,904

Media - 0.9%
World Wrestling Entertainment Cl. A	704,455	6,565,521

Specialty Retail - 14.1%
American Eagle Outfitters	830,915	12,704,690
Ascena Retail Group[1]	707,304	21,021,075
Buckle (The)	524,903	21,452,786
Cato Corporation (The) Cl. A	352,292	8,525,466
GUESS?	87,845	2,619,538
Jos. A. Bank Clothiers[1]	440,874	21,497,016
†Shoe Carnival[1]	520,673	13,381,296
Stein Mart[1]	218,170	1,485,738

		102,687,605

Textiles, Apparel & Luxury Goods - 7.0%
G-III Apparel Group[1]	524,178	13,057,274
†Maidenform Brands[1]	611,625	11,192,738
Steven Madden[1]	485,152	16,737,744
Wolverine World Wide	284,294	10,132,238

		51,119,994

Total (Cost $140,802,788)		177,623,596

Consumer Staples – 5.2%
Food Products - 2.4%
J&J Snack Foods	183,979	9,802,401
Lancaster Colony	115,224	7,989,632

		17,792,033

Personal Products - 2.8%
Inter Parfums	587,325	9,138,777
Nu Skin Enterprises Cl. A	182,200	8,849,454
Nutraceutical International[1]	224,696	2,543,559

		20,531,790

Total (Cost $30,426,992)		38,323,823

Energy – 7.5%
Energy Equipment & Services - 6.3%
Atwood Oceanics[1]	389,200	15,486,268
Helmerich & Payne	34,400	2,007,584
Matrix Service[1]	762,699	7,199,879
Rowan Companies[1]	52,035	1,578,221
Unit Corporation[1]	425,400	19,738,560

		46,010,512

Oil, Gas & Consumable Fuels - 1.2%
Cimarex Energy	67,118	4,154,604
Energen Corporation	88,600	4,430,000

		8,584,604

Total (Cost $42,194,274)		54,595,116

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Annual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund–Small-Cap Portfolio (continued)

	SHARES	VALUE

Financials – 16.6%
Capital Markets - 1.3%
Federated Investors Cl. B	634,697	$9,615,659

Commercial Banks - 1.2%
City Holding Company	261,540	8,863,591

Insurance - 14.1%
Allied World Assurance Company Holdings	347,245	21,852,128
Alterra Capital Holdings	400,663	9,467,667
Amerisafe[1]	267,148	6,211,191
Aspen Insurance Holdings	517,369	13,710,278
Brown & Brown	49,920	1,129,690
Endurance Specialty Holdings	276,389	10,571,879
Meadowbrook Insurance Group	777,764	8,306,520
Montpelier Re Holdings	428,377	7,603,692
Reinsurance Group of America	150,600	7,868,850
StanCorp Financial Group	275,100	10,109,925
Validus Holdings	198,313	6,246,859

		103,078,679

Total (Cost $108,673,682)		121,557,929

Health Care – 10.0%
Biotechnology - 1.1%
Emergent Biosolutions[1]	463,233	7,800,843

Health Care Providers & Services - 7.4%
Almost Family[1]	290,282	4,812,876
Chemed Corporation	217,100	11,117,691
LHC Group[1]	269,950	3,463,459
Magellan Health Services[1]	220,967	10,931,237
MEDNAX[1]	251,809	18,132,766
U.S. Physical Therapy	283,206	5,573,494

		54,031,523

Health Care Technology - 0.4%
Transcend Services[1]	141,167	3,349,893

Pharmaceuticals - 1.1%
Obagi Medical Products[1]	781,099	7,935,966

Total (Cost $68,681,759)		73,118,225

Industrials – 5.3%
Aerospace & Defense - 2.6%
American Science & Engineering	67,893	4,624,192
Cubic Corporation	332,100	14,476,239

		19,100,431

Electrical Equipment - 0.6%
AZZ	96,555	4,387,459

Trading Companies & Distributors - 2.1%
Applied Industrial Technologies	436,097	15,337,532

Total (Cost $37,026,234)		38,825,422

Information Technology – 18.5%
Communications Equipment - 3.0%
NETGEAR[1]	351,550	11,801,533
Plantronics	282,600	10,071,864

		21,873,397

	SHARES	VALUE

Information Technology (continued)
Computers & Peripherals - 1.8%
Rimage Corporation	46,982	$528,548
Super Micro Computer[1]	782,324	12,266,840

		12,795,388

Electronic Equipment, Instruments & Components - 5.1%
DDi Corporation	522,288	4,872,947
Fabrinet [1]	453,700	6,206,616
† Littelfuse	249,216	10,711,304
† Multi-Fineline Electronix[1]	399,932	8,218,602
Rofin-Sinar Technologies[1]	311,506	7,117,912

		37,127,381

IT Services - 5.2%
ManTech International Cl. A	575,180	17,968,623
MAXIMUS	271,169	11,212,838
NCI Cl. A1	412,022	4,800,057
Total System Services	206,600	4,041,096

		38,022,614

Semiconductors & Semiconductor Equipment - 3.4%
MKS Instruments	523,172	14,554,645
† Teradyne [1]	520,000	7,087,600
Ultra Clean Holdings[1]	556,079	3,397,643

		25,039,888

Total (Cost $137,125,547)		134,858,668

Materials – 1.9%
Chemicals - 1.9%
† Innospec[1]	489,788	13,748,349

Total (Cost $14,905,442)		13,748,349

Miscellaneous[4] – 2.7%
Total (Cost $21,039,744)		19,564,903

TOTAL COMMON STOCKS
(Cost $600,876,462)		672,216,031

REPURCHASE AGREEMENT – 8.1%
Fixed Income Clearing Corporation, 0.01% dated 12/30/11, due 1/3/12, maturity value $59,661,066 (collateralized by obligations of various U.S. Government Agencies, 0.20% due 9/14/12, valued at $61,155,000) (Cost $59,661,000)		59,661,000

TOTAL INVESTMENTS – 100.1%
(Cost $660,537,462)		731,877,031

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(1,068,748)

NET ASSETS – 100.0%		$730,808,283

16 | Royce Capital Fund 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

†	New additions in 2011.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2011.
[3]	A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures approved by the Fund's Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[4]	Includes securities first acquired in 2011 and less than 1% of net assets.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2011, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Annual Report to Shareholders | 17

Statements of Assets and Liabilities	December 31, 2011

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)	$576,003,348	$672,216,031
Repurchase agreements (at cost and value)	31,742,000	59,661,000
Cash and foreign currency	174,142	936
Receivable for investments sold	3,130,420	1,504,136
Receivable for capital shares sold	169,679	230,929
Receivable for dividends and interest	402,296	476,379
Prepaid expenses and other assets	8,158	8,353

Total Assets	611,630,043	734,097,764

LIABILITIES:
Payable for collateral on loaned securities	11,587,125	–
Payable for investments purchased	3,130,565	1,687,439
Payable for capital shares redeemed	569,466	871,390
Payable for investment advisory fees	633,525	614,999
Accrued expenses	115,839	115,653

Total Liabilities	16,036,520	3,289,481

Net Assets	$595,593,523	$730,808,283

ANALYSIS OF NET ASSETS:
Paid-in capital	$561,550,659	$639,991,335
Undistributed net investment income (loss)	(3,070,211)	705,358
Accumulated net realized gain (loss) on investments and foreign currency	6,023,522	18,772,021
Net unrealized appreciation (depreciation) on investments and foreign currency	31,089,553	71,339,569

Net Assets	$595,593,523	$730,808,283

Investment Class	$569,497,711	$651,243,050
Service Class	26,095,812	79,565,233

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	54,724,509	64,671,219
Service Class	2,520,835	7,974,210

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)
Investment Class	$10.41	$10.07
Service Class	10.35	9.98

Investments at identified cost	$544,907,928	$600,876,462
Market value of loaned securities	11,212,582

18 | Royce Capital Fund 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,109,524)	$(504,238)	$709,733	$2,545,361
Net realized gain (loss) on investments and foreign currency	38,186,298	42,699,505	39,241,303	38,542,478
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(120,194,095)	115,084,250	(66,446,967)	67,628,073

Net increase (decrease) in net assets from investment operations	(84,117,321)	157,279,517	(26,495,931)	108,715,912

DISTRIBUTIONS:
Net investment income
Investment Class	(15,334,079)	(10,945,110)	(2,311,678)	(678,030)
Service Class	(670,256)	(263,935)	(235,077)	(40,661)
Net realized gain on investments and foreign currency
Investment Class	–	–	–	–
Service Class	–	–	–	–

Total distributions	(16,004,335)	(11,209,045)	(2,546,755)	(718,691)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	129,890,186	112,156,586	167,658,571	149,283,959
Service Class	16,617,956	9,323,052	50,306,363	36,064,730
Distributions reinvested
Investment Class	15,334,079	10,945,110	2,311,678	678,030
Service Class	670,256	263,935	235,077	40,661
Value of shares redeemed
Investment Class	(156,102,760)	(111,593,873)	(123,030,315)	(90,337,316)
Service Class	(4,370,394)	(2,488,783)	(9,362,167)	(4,556,985)

Net increase (decrease) in net assets from capital share
transactions	2,039,323	18,606,027	88,119,207	91,173,079

NET INCREASE (DECREASE) IN NET ASSETS	(98,082,333)	164,676,499	59,076,521	199,170,300
NET ASSETS:
Beginning of year	693,675,856	528,999,357	671,731,762	472,561,462

End of year	$595,593,523	$693,675,856	$730,808,283	$671,731,762

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(3,070,211)	$(4,773,871)	$705,358	$2,542,361

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Annual Report to Shareholders | 19

Statements of Operations	Year Ended December 31, 2011

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$6,506,906	$8,338,762
Interest	14,804	15,296
Securities lending	328,483	253

Total income	6,850,193	8,354,311

Expenses:
Investment advisory fees	8,429,059	7,150,817
Distribution fees	56,408	155,332
Custody	216,664	71,051
Shareholder reports	83,097	87,132
Administrative and office facilities	68,327	68,049
Audit	38,267	30,976
Trustees’ fees	35,824	36,427
Shareholder servicing	18,328	26,823
Legal	17,262	17,109
Registration	2,518	9,038
Other expenses	18,814	16,739

Total expenses	8,984,568	7,669,493
Compensating balance credits	(31)	(62)
Fees waived by distributor	(24,820)	(24,853)

Net expenses	8,959,717	7,644,578

Net investment income (loss)	(2,109,524)	709,733

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	38,173,709	39,241,283
Foreign currency transactions	12,589	20
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(120,199,038)	(66,446,930)
Other assets and liabilities denominated in foreign currency	4,943	(37)

Net realized and unrealized gain (loss) on investments and foreign currency	(82,007,797)	(27,205,664)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(84,117,321)	$(26,495,931)

20 | Royce Capital Fund 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
2011	$12.18	$(0.03)	$(1.45)	$(1.48)	$(0.29)	$–	$(0.29)	$10.41	(12.10)%	$569,498	1.32%	1.32%	1.32%	(0.31)%	35%
2010	9.52	(0.01)	2.87	2.86	(0.20)	–	(0.20)	12.18	30.10	676,654	1.32	1.32	1.32	(0.09)	35
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88	522,092	1.33	1.33	1.33	(0.13)	33
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)	328,059	1.32	1.32	1.32	1.05	51
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98	629,953	1.31	1.31	1.31	0.19	47

Micro-Cap Portfolio – Service Class
2011	$12.13	$(0.11)	$(1.39)	$(1.50)	$(0.28)	$–	$(0.28)	$10.35	(12.26)%	$26,096	1.60%	1.60%	1.49%	(0.46)%	35%
2010	9.49	(0.08)	2.91	2.83	(0.19)	–	(0.19)	12.13	29.90	17,022	1.63	1.63	1.40	(0.12)	35
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64	6,907	1.73	1.73	1.58	(0.36)	33
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)	3,725	1.92	1.92	1.58	0.70	51
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71	3,515	2.11	2.11	1.58	(0.06)	47

Small-Cap Portfolio – Investment Class
2011	$10.45	$0.01	$(0.35)	$(0.34)	$(0.04)	$–	$(0.04)	$10.07	(3.28)%	$651,243	1.05%	1.05%	1.05%	0.11%	36%
2010	8.68	0.04	1.74	1.78	(0.01)	–	(0.01)	10.45	20.52	630,227	1.06	1.06	1.06	0.47	34
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20	467,401	1.07	1.07	1.07	0.20	46
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)	291,898	1.07	1.07	1.07	0.07	45
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)	345,747	1.09	1.08	1.08	0.60	64

Small-Cap Portfolio – Service Class
2011	$10.38	$(0.01)	$(0.36)	$(0.37)	$(0.03)	$–	$(0.03)	$9.98	(3.55)%	$79,565	1.30%	1.30%	1.26%	(0.02)%	36%
2010	8.64	0.03	1.72	1.75	(0.01)	–	(0.01)	10.38	20.26	41,505	1.34	1.34	1.30	0.36	34
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00	5,160	1.62	1.62	1.36	(0.04)	46
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)	1,438	1.96	1.96	1.36	(0.21)	45
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)	1,647	2.09	2.09	1.36	0.23	64

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Annual Report to Shareholders | 21

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non- U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level	1 – quoted prices in active markets for identical securities.
Level

2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level	3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common Stocks	$411,217,546	$153,016,391	$182,286	$564,416,223
Cash Equivalents	11,587,125	31,742,000	–	43,329,125
Small-Cap Portfolio
Common Stocks	671,179,712	1,036,319	–	672,216,031
Cash Equivalents	–	59,661,000	–	59,661,000

22 | Royce Capital Fund 2011 Annual Report to Shareholders

Valuation of Investments (continued):
Level 3 Reconciliation:

					Realized and
					Unrealized
	Balance as of 12/31/10	Purchases	Sales	Transfers Out	Gain (Loss)[1]	Balance as of 12/31/11
Micro-Cap Portfolio
Common Stocks	$223,146	$1,348,503	$1,084,294	$223,146	$(81,923)	$182,286

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
      The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
      The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
      The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Royce Capital Fund 2011 Annual Report to Shareholders | 23

Notes to Financial Statements (continued)

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 13, 2012. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2011.

Recent Accounting Pronouncements:
      In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011- 04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Capital Share Transactions (in shares):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		share outstanding

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Micro-Cap Portfolio
Investment Class	10,881,521	10,794,303	1,518,226	917,444	(13,235,099)	(10,970,658)	(835,352)	741,089
Service Class	1,414,914	882,548	66,692	22,217	(363,651)	(229,657)	1,117,955	675,108

Small-Cap Portfolio
Investment Class	15,958,086	16,181,217	236,126	64,698	(11,804,762)	(9,796,048)	4,389,450	6,449,867
Service Class	4,873,500	3,897,298	24,234	3,910	(923,986)	(498,139)	3,973,748	3,403,069

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2012. For the year ended December 31, 2011, Micro-Cap Portfolio recorded advisory fees of $8,429,059 and Small-Cap Portfolio recorded advisory fees of $7,150,817.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2011, Micro-Cap Portfolio-Service Class recorded net distribution fees of $31,588 and Small-Cap Portfolio-Service Class recorded net distribution fees of $130,479.

Purchases and Sales of Investment Securities:
        For the year ended December 31, 2011, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$251,843,151	$212,974,101
Small-Cap Portfolio	323,901,892	232,298,877

Class Specific Expenses:
        Class specific expenses were as follows for the year ended December 31, 2011:

	Net				Transfer Agent
	Distribution	Shareholder	Shareholder		Balance
	Fees	Servicing	Reports	Registration	Credits	Total
Micro-Cap Portfolio – Investment Class	$–	$ 12,370	$ 82,087	$ 1,336	$ (28)	$95,765
Micro-Cap Portfolio – Service Class	31,588	5,958	1,010	1,182	(3)	39,735
	31,588	18,328	83,097	2,518	(31)
Small-Cap Portfolio – Investment Class	–	20,834	86,213	5,096	(31)	112,112
Small-Cap Portfolio – Service Class	130,479	5,989	919	3,942	(4)	141,325
	130,479	26,823	87,132	9,038	(35)

24 | Royce Capital Fund 2011 Annual Report to Shareholders

Tax Information:
     At December 31, 2011, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$586,389,364	$21,355,984	$111,198,136	$89,842,152
Small-Cap Portfolio	660,703,925	71,173,106	118,345,368	47,172,262

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2011 and 2010 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2011	2010	2011	2010
Micro-Cap Portfolio	$15,999,557	$11,209,045	$4,778	$–
Small-Cap Portfolio	2,546,755	718,691	–	–

The tax basis components of distributable earnings at December 31, 2011, were as follows:

		Undistributed	Net Unrealized	Total	Capital
	Undistributed	Long-Term	Appreciation	Distributable	Loss Carryforward
	Ordinary Income	Capital Gains	(Depreciation)[1]	Earnings	Utilized
Micro-Cap Portfolio	$–	$12,692,750	$21,350,114	$34,042,864	$15,455,187
Small-Cap Portfolio	705,359	18,938,483	71,173,106	90,816,948	20,358,971

1 Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2011, the Funds recorded the following permanent reclassifications, which relate primarily to net operating losses, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Micro-Cap Portfolio	$19,817,520	$(14,320,671)	$(5,496,849)
Small-Cap Portfolio	20	(20)	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2008 - 2011) and has concluded that as of December 31, 2011, no provision for income tax is required in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2012
Royce Capital Fund 2011 Annual Report to Shareholders | 25

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2011, and held for the entire six-month period ended December 31, 2011. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2011, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/11	12/31/11	Period[1]	7/1/11	12/31/11	Period[1]	Ratio[2]
Investment Class

Micro-Cap Portfolio	$1,000.00	$855.12	$6.22	$1,000.00	$1,018.50	$6.77	1.33%
Small-Cap Portfolio	1,000.00	918.81	5.08	1,000.00	1,019.91	5.35	1.05%

Service Class

Micro-Cap Portfolio	1,000.00	853.52	7.24	1,000.00	1,017.39	7.88	1.55%
Small-Cap Portfolio	1,000.00	917.62	6.28	1,000.00	1,018.65	6.61	1.30%

[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information

In January 2012, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2011.

2011 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000's)
Micro-Cap Portfolio	37.46%	N/A	10.32%	$5
Small-Cap Portfolio	100.00%	N/A	100.00%	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

26 | Royce Capital Fund 2011 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 57 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Directorships: Legg Mason, Inc.; Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2011 Annual Report to Shareholders | 27

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

     All indexes referenced are unmanaged and capitalization weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio (up to 35%) and Royce Capital Fund–Small-Cap Portfolio (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

28 | This page is not part of the 2011 Annual Report to Shareholders

Why Volatility Is the Friend of Discipline

Throughout much of Royce’s history, we have talked about our attempts to use stock market volatility to our advantage without offering a great deal of detail about precisely how that works. We have always made an implicit assumption that the bulk of our readers nod in agreement with statements, which tend to proliferate in our materials during bear markets, that describe market tumult as the value investor’s friend. With close to four years of particularly tumultuous markets in the books (and who-knows-what still to come), we reexamined this and concluded that volatility was a subject worth discussing at greater length, both for its own sake and for the sake of offering more details about how and why volatile stock prices play such a crucial role in our quest for strong absolute returns achieved over the long term.

     First, we have an unshakeable conviction that entry price is a key constituent of attractive long-term results. We also believe strongly in the idea that success in equity investing is best and most consistently achieved with a disciplined approach that values deep knowledge about companies, much of which focuses on establishing the worth of a business. Our analysis of the intrinsic value of a business is among the primary factors used in determining what we think we should pay for a stock in order to potentially maximize our return while also seeking to minimize risk.

     The term ‘volatile’ originally derives from Chemistry, defined in that discipline by the American Heritage Dictionary as “evaporating readily at normal temperatures and pressures” or “capable of being readily vaporized,” which unfortunately may describe some investors’ experiences with equity returns over the last few years. In a more general sense, it means (among other related things),” tending to vary often, as in price: the ups and downs of volatile stocks.” In one sense, then, the globe’s equity markets are volatile every day as each day’s trading brings changing prices. However, there is a range of price movement that is widely viewed as “normal” or “typical,” though that range is admittedly flexible depending on current and past market conditions. (The most popular measure of stock market volatility is the Chicago Board Options Exchange Market Volatility Index, commonly referred to as ‘the VIX,’ which measures the implied volatility of S&P 500 Index options.)

     This is where volatility becomes key. In highly volatile markets, increasingly emotional and/or short-sighted sellers tend to keep on selling, allowing us to buy opportunistically. As bottom-up, quality-centric investors, we like to see stock prices with a pronounced downside disconnect between a company’s fundamentals (such as a strong balance sheet, long-term earnings history and positive cash flow) and its share price. The greater the difference, the more promising the opportunity.
      The bulk of our purchases throughout 2011 (and large swaths of the last four years) have followed this pattern. Of course, few of the purchases made in 2011 have borne fruit to date. Since we typically hold stocks for two to five years, this is not troubling. If anything, the turbulence of the last few years has only solidified the importance of our long-term outlook. As we wade through a still unsettled global economy, governments throughout the developed world overburdened with debt and a thus-far fragile (and mostly jobless) economic recovery underway here in the U.S., we find an investment horizon measured in years is even more of a necessity than it usually is.

     Over the last few years, certainly since the fall of 2008, market volatility has seen frequent and often dramatic spikes, with the just-ended 2011 adding several more heart-stopping sessions, especially between August and November. It is not our task here to determine whether or not the market’s extreme behavior during this period was good, bad or otherwise. Instead, we want to offer our take on the market’s recent activity as an illustration of how we seek to use dramatic swings in share prices to help us build wealth for our shareholders over the long run.

     So while last year was highly challenging and at times very frustrating, we have been pleased with the values that we have found in micro-cap, small-cap and mid-cap companies across the globe. Along with the slowly improving U.S. economy, these opportunities, which high volatility has been instrumental in creating, give us a quiet optimism about the years ahead, a sense of confidence made possible by the market’s wild swings.

This page is not part of the 2011 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $34 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $144 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2011 - $41,943
Year ended December 31, 2010 - $34,996

(b)	Audit-Related Fees:
Year ended December 31, 2011 - $0
Year ended December 31, 2010 - $0

(c)	Tax Fees:
Year ended December 31, 2011 - $17,899 - Preparation of tax returns and excise tax review
Year ended December 31, 2010 - $15,002 - Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2011 - $0
Year ended December 31, 2010 - $0

(e)(1)    Annual Pre-Approval:   On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

             If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

             Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)     Not Applicable

(f)          Not Applicable

(g)         Year ended December 31, 2011 – $17,899
              Year ended December 31, 2010 – $15,002

(h)         No such services were rendered during 2011 or 2010.

Item 5. Audit Committee of Listed Registrants. Not Applicable

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1)  The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: February 27, 2012		Date: February 27, 2012